February 2017 Investor Update Jeremy Bergeron, President

Investor Update February 2017 Safe Harbor Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. 2

Investor Update February 2017 CrossAmerica Partners LP Overview* • Master limited partnership and leading wholesale fuels distributor, convenience store lessor, and c-store operator – Distributes annually over 1 billion gallons of fuel – Annual gross rental income over $80 million – Operates 76 c-stores – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.8 billion gallons of annual fuel supply • Over 1,250 locations – 501 owned sites – 636 Lessee Dealers – 403 Independent Dealers – 76 Company Operated Sites – 100 Commission Agents – 71 Non-fuel Tenant Sites (rent only) • Equity market capitalization of $850 million and enterprise value of $1.3 billion *All information is as of December 31, 2016 3

Investor Update February 2017 2016 Highlights • Acquisitions – 31 stores acquired from S/S/G Corp (Franchised Holiday Stores), approx. 26 million annual fuel gallons – 55 lessee dealer and 25 independent dealer accounts acquired from State Oil, approx. 60 million annual gallons • Portfolio Optimization – Continued dealerization process with 77 sites dealerized in 2016 – Closed on a $25 million sale-leaseback transaction (17 properties in the Chicago market) • Expense Reduction – Reduced expenses (operating and G&A) 21% from 2015 to 2016 • Capital Strength – Leverage, as defined under our credit facility, was 4.2 times as of 12/31/16 – Amended credit facility to provide additional borrowing flexibility and sale-leaseback optionality • Sustained Distribution Growth – Grew annual distributions 6.1% in 2016 compared to 2015 – 11 consecutive quarters of distribution growth • Couche-Tard/Circle K proposed merger with CST Brands – Announced in August 2016 – Potential strategic benefit to CrossAmerica – Expected closing in Second Quarter 2017 4

Investor Update February 2017 2012 Dunmore Oil Acquisition (Pennsylvania) Express Lane Acquisition (Florida) 2013 Rocky Top Acquisition (Tennessee) Rogers Acquisition (Tennessee) 2014 2014 2015 2016 Manchester Acquisition (Virginia) Atlas Acquisition (Chicago) Landmark Industries Acquisition (Texas) Dropdown of 5% interest in CST Fuel Supply Erickson Oil Products Acquisition (Upper Midwest) State Oil Acquisition (Chicago) Since IPO in October 2012, Over $800 Million in Acquisitions History of Growth Nice N Easy Acquisition (New York) Dropdown of 12.5% interest in CST Fuel Supply and 29 Stores One Stop Acquisition (West Virginia) S/S/G Corp Acquisition (Upper Midwest) 5 Petroleum Marketers, Inc. Acquisition (WV/VA)

Investor Update February 2017 Growth Drivers • Capital Discipline – Executed M&A strategy with two accretive acquisitions in 2016 – Leveraged real estate with sale-leaseback transaction – Unlocked additional capacity with credit facility enhancements – Sustaining CapEx of less than $1 million in 2016 • Portfolio Optimization – 77 sites dealerized in 2016 – Lowering expenses – Stabilizing cash flow • Partnership-wide Expense Control – Reduced expenses $23 million or 21% from 2015 to 2016 – Despite growing EBITDA(1) 15% $48 $72 $61 $37 $36 $24 2014 2015 2016 Expenses (in millions) Operating General & Administrative 6 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Investor Update February 2017 Overview of Business Segments Wholesale Fuels Distributor Convenience Store Lessor Convenience Store Operator • Purchase and sale of wholesale motor fuel – Distribute branded and unbranded fuel (83% of the motor fuel we distributed in 2016 was branded) – Distribute motor fuel to over 1,200 sites located in 29 states – In 2016, 87% of our gallons sold were based on a fixed mark-up per gallon – Provide fuel to several different types of customer sites including independent dealers, lessee dealers, affiliated dealers, CST, our company- operated stores (Retail Segment) and commission agents • Lease or sublease real and personal property to tenants – Sites used in the retail distribution of motor fuels – Lease agreements are generally 3- 10 years – Leases are generally triple net leases – As of 12/31/16, 810 sites generating rental income – We own 57% of our properties that we lease to our dealers or utilize in our retail business • Operation of convenience stores – Primarily through our Erickson and S/S/G Corporation (Franchised Holiday) stores – Own or lease the property – Retain all profits from motor fuel and convenience store operations – Own the motor fuel inventory at the sites and set the motor fuel pricing at the sites – As of 12/31/16, operating 76 retail sites • Manage commission agent sites – CAPL owns fuel inventory and sets the retail price, earning retail fuel profit – As of 12/31/16, own/lease 95 commission agent sites (Retail Segment) 7 WHOLESALE SEGMENT RETAIL SEGMENT

Investor Update February 2017 Wholesale Segment • Wholesale Fuel Supply – Averaged 5.2 cpg in 2016 on 1.04 billion gallons • Historically averaged 5-7 cpg margin • Fluctuates based on value of prompt-payment discounts and other factors, including dealer-tank-wagon margins – Supply Contracts • 83% of supply contracts are branded supply and earn prompt-pay discounts and other rebates and incentives • 17% of supply contracts are unbranded supply arrangements and offer no additional discounts – Dealer Contracts • 87% of distribution contracts are spot based, or rack+ fixed contracts • 13% of distribution contracts are dealer-tank-wagon, or rack-to-retail variable contracts • Rental Income – Generating rental income at 810 sites, earned Gross Rental Income of $75 million in 2016 – Paying rent on underlying leases at 310 sites, paid $18 million in annual rent expense in 2016 – Recognized Net Rental Income of $57 million in 2016 48% 52% Fuel Margin Rent and Other 2016 Wholesale Gross Profit Dollars 8 $54 million $59 million

Investor Update February 2017 Wholesale Segment – Fuel 9 Fuel Volume Distributed by Brand (2016, gallons in millions) 308 260 234 70 44 41 26 21 16 15 UNBRANDED Distributed 1.04 billion gallons of motor fuel in 2016 71% increase from IPO year of 2012 OTHER BRANDS

Investor Update February 2017 Wholesale Segment – Rent • Rental Income (annuity stream) has become a sizable portion of cash flow contribution – We own nearly 60% of all sites from which we generate rental income – Gross Rental Income grew 25% from 2015 to 2016 • Own convenient fueling locations in areas of high consumer demand – Many of our sites are located in markets where limited availability of undeveloped real estate provides us a first mover advantage – Due to prime locations, owned real estate sites have high alternate use values, which provides additional risk mitigation 332 368 511 556 571 691 810 87 116 76 2010 2011 2012 2013 2014 2015 2016 Sites Owned & Leased (end of period) Generating Rental Income Company Operated $18,961 $20,425 $21,222 $41,577 $47,348 $59,956 $74,955 2010 2011 2012 2013 2014 2015 2016 Gross Rental Income (in thousands) 10

Investor Update February 2017 Retail Segment • Own/Lease and Operate 76 Convenience Stores(1) – All located in Minnesota and Wisconsin – Operate under three store brands • FreedomValu, Holiday, or SuperAmerica – Merchandise and Services • In 2016, averaged sales of $3,790 pspd at 24.6% margin • Own/Lease 95 Commission Agent Sites(1) – Other category is primarily rental income from agents operating the sites – CAPL owns fuel inventory and sets pricing, earning retail fuel profit – CAPL pays agent a commission to operate the site based on gallons sold • Retail Fuel Margin – In 2016, Retail Segment averaged 2,780 gallons PSPD, with a 5.3 cpg margin – In addition, Wholesale Segment distributes to the Retail Segment, capturing qualifying wholesale fuel supply income 11 20% 70% 10% Fuel Margin Merchandise and Services Other 2016 Retail Gross Profit Dollars $9 million $30 million $4 million (1) As of December 31, 2016

Investor Update February 2017 Portfolio Optimization • Continued focus on managing expenses and execution of our integration strategy – Divested of low-margin, high-expense commercial fuels business acquired with PMI acquisition • Divestiture was cash flow positive despite 80 million gallon reduction of wholesale fuel supply – Continue to apply our processes and systems to reduce operating and general & administrative expenses following acquisitions – Converted 77 Company Operated sites to Lessee Dealer accounts in 2016, yielding a more stable, qualifying income cash flow stream Company Operated  Wholesale Fuel Margin  Retail Fuel Margin  Retail Merchandise Margin − Operating Expenses − Income Taxes Lessee Dealer  Wholesale Fuel Margin  Rental Income 12 144 124 121 116 97 80 78 76 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 4Q '16 Company Operated Site Count (end of period)

Investor Update February 2017 Drivers of Cash Flow Segment Gross Profit(1) Category Gross Profit(1) (1) Presented before intersegment eliminations 13 2016 73% 27% Wholesale Retail $113 million $43 million 35% 5% $9 million 38% 22% Wholesale Fuel Retail Fuel Rent Merch & Other $59 million $34 million $54 million 2015 62% 38% Wholesale Retail $104 million $65 million 35% 11% 27% 27% Wholesale Fuel Retail Fuel Rent Merch & Other $46 million $46 million $59 million $19 million Shift to more stable, qualifying cash flow

Investor Update February 2017 Operating Results Operating Results (in thousands, except for per gallon and site count) 2016 2015 % Change WHOL ES AL E Motor Fuel Distribution Sites (period avg.) 1,128 1,064 6% Volume of Gallons Distributed 1,034,585 1,051,357 (2%) Wholesale Fuel Margin per Gallon $0.052 $0.056 (7%) Sites Generating Rental Income 810 691 17% Rental & Other Gross Profit (Net) $58,672 $45,757 28% RE TA IL Company Operated Sites (period avg.) 86 132 (35%) Commission Agent Sites (period avg.) 71 70 1% Volume of Retail Gallons Distributed 159,721 211,243 (24%) Retail Fuel Margin per Gallon $0.053 $0.092 (42%) General, Admin. & Operating Expenses $85,230 $108,467 (21%) 14

Investor Update February 2017 $39,296 $44,063 $69,733 $81,628 $54,904 $61,424 $90,314 $103,634 $1.73 $2.08 $2.23 $2.40 $0 $20 ,000 $40 ,000 $60 ,000 $80 ,000 $10 0,000 $12 0,000 2013 2014 2015 2016 Distributable Cash Flow (in thousands) Adjusted EBITDA (in thousands) Distributions Paid (in dollars per unit) Financial Summary(1) 15 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Investor Update February 2017 Executing with Measured Growth • Declared distribution attributable to fourth quarter of $0.6125 per unit – 0.5 cent per unit increase over distributions attributable to third quarter 2016 – Increased annual per unit distribution by 6.1% for 2016 over 2015 – Continue to target a long-term distribution coverage ratio of at least 1.1x, while continuing to grow distributions • Further strengthened balance sheet with recent sale-leaseback transaction and amendments to credit facility – Ended 2016 with leverage ratio of 4.2x, as defined under our credit facility • Continue to demonstrate financial flexibility to execute growth strategy in any market cycle • Pending acquisition of our GP by a U.S. subsidiary of Alimentation Couche-Tard presents even more opportunity for growth $0.5125 $0.5225 $0.5325 $0.5425 $0.5475 $0.5625 $0.5775 $0.5925 $0.5975 $0.6025 $0.6075 $0.6125 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Distributions per Unit (on declared basis) 16

Investor Update February 2017 Transaction Overview • Couche-Tard subsidiary to acquire CST – Includes assets related to CrossAmerica • Organizational Relationship Upon Closing – Couche-Tard controls the general partner of CrossAmerica through its 100% ownership of the general partner interest – Couche-Tard owns 20% of CrossAmerica limited partner, or common, units – Couche-Tard owns 100% of CrossAmerica Incentive Distribution Rights (IDRs) – CrossAmerica owns 17.5% interest in CST Fuel Supply Operating Subsidiaries 55% Limited Partner Interest CrossAmerica Partners LP NYSE: CAPL Public Unitholders Joseph Topper & Affiliates CST Brands, Inc. Canadian Operations* US Operations CrossAmerica General Partner 25% Limited Partner Interest 100% Ownership Interest 100% Ownership Interest 20% Limited Partner Interest 100% IDR Interest 100% Ownership Interest 100% General Partner Interest * - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger. 17.5% Interest in CST Fuel Supply Note: This organizational chart represents the anticipated post-closing structure and is subject to change. 17 Alimentation Couche-Tard Inc. TSX: ATD.A ATD.B

Investor Update February 2017 Strategic Benefit to CAPL • Provides continuity with a sponsor whose management culture is aligned with CrossAmerica – Disciplined operator with best practices in acquisitions and integration – Strong and consistent financial performance throughout all economic cycles – Heightened focus on growing free cash flow, with particular expertise in cost management – Well capitalized with solid balance sheet – Well positioned to lead further consolidation in fragmented industry • Scale and global reach provides additional operational benefits – Further strengthens relationship with many of our key suppliers – Many turnkey branding and franchise programs that can complement our dealer offerings • Supports dealer health, which impacts fuel volume growth and additional rental income potential • Wholesale operations with complementary geographic reach 18

Investor Update February 2017 Combined Wholesale 19 West Coast Region Couche-Tard CrossAmerica CODO 89 0 DODO 233 0 Arizona Region Couche-Tard CrossAmerica CODO 0 0 DODO 0 0 Southwest Region Couche-Tard CrossAmerica CODO 2 22 DODO 88 16 Gulf Region Couche-Tard CrossAmerica CODO 4 44 DODO 47 6 Southeast Region Couche-Tard CrossAmerica CODO 3 50 DODO 15 6 Florida Region Couche-Tard CrossAmerica CODO 14 0 DODO 50 0 South Atlantic Region Couche-Tard CrossAmerica CODO 3 82 DODO 19 134 Great Lakes Region Couche-Tard CrossAmerica CODO 0 422 DODO 0 167 Midwest Region Couche-Tard CrossAmerica CODO 5 35 DODO 62 10 Heartland Region Couche-Tard CrossAmerica CODO 25 84 DODO 37 64 CODO: Company Owned Dealer Operated – Sites for which the real estate is controlled by Company (through ownership or lease agreements) and for which the stores (and/or the service stations) are operated by an independent operator in exchange for rent and to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Includes Commission Agent locations at CrossAmerica. DODO: Dealer Owned Dealer Operated – Sites controlled and operated by independent operators to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Creates Leading Wholesale Distributorship in US CODO 145 739 DODO 551 403

Appendix Investor Update 20

Investor Update February 2017 Non-GAAP Financial Measures 21

Investor Update February 2017 Non-GAAP Reconciliation 22